UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 17, 2018

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33961	20-0953973
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Commerce Square
2005 Market Street, 17th Floor
Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 309-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2018, the Board of Directors (the “Board”) appointed Raouf S. Ghali as Chief Executive Officer of Hill International, Inc. (the “Company”), effective as of October 1, 2018.  In addition to his role as Chief Executive Officer, Mr. Ghali will continue to serve as a member of the Board.

Also on August 17, 2018, the Board approved the termination of Mr. Ghali’s former Employment Agreement, and the Company and Mr. Ghali entered into a written termination agreement with respect to his former Employment Agreement.  Further, the Board approved the following new compensation terms, also effective October 1, 2018:

•                  Base Salary of $650,000 annually;

•                  Participation in the Company’s Annual Incentive Bonus Plan with an annual target cash bonus of $675,000, based on metrics to be determined by the Board;

•                  Grant of $900,000 annually in shares of the Company’s common stock, 50% of which will be performance based (as determined by the Board) and 50% of which will be time vested; and

•                  Participation in the Company’s 2016 Executive Retention Plan, pursuant to which Mr. Ghali will be entitled to severance equal to two times his annual base salary under certain circumstances.

Following the appointment of Mr. Ghali as the Company’s CEO, Paul J. Evans, the Company’s Interim CEO, will continue to serve as a director on the Board.

On August 20, 2018, the Company issued a press release regarding the appointment of Mr. Ghali as Chief Executive Officer, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                                        Other Events.

(d)                                 Exhibits

99.1	Press Release of the Company, dated August 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ William H. Dengler, Jr.
	Name:	William H. Dengler, Jr.
Dated: August 21, 2018	Title:	Executive Vice President and General Counsel